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                                                                     EXHIBIT 4.1

                                  CERTIFICATE

For___________________ Shares       From whom transferred                                Received Certificate No.____
Issued to____________________       ____________________________                         For _________________ Shares
Dated _______________________       Dated ______________________                         on__________________________
                                                                                         ____________________________
                                    NO. ORIGINAL   NO. OF ORIGINAL   NO. OF SHARES       ____________________________
                                    CERTIFICATE        SHARES         TRANSFERRED

   NO.                ORGANIZED UNDER THE LAWS OF                 SHARES
                        THE STATE OF DELAWARE

                                BRIGHTSTAR CORP.

      8.0% Senior Cumulative Convertible Preferred Stock, Series A, $0.0001 Par Value Per Share

THIS CERTIFIES THAT _____________________________________ is hereby issued
_________________________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

[Illegible]

__________________________                           __________________________
         SECRETARY                                          PRESIDENT

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      For Value Received, ______ hereby sell, assign and transfer unto
____________________________________________________________________________
_________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________ attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Date _________________ _____
         In presence of
____________________________   ____________________

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH THE RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE STOCKHOLDERS' AGREEMENT OF THE CORPORATION DATED__________________________________,_________, AS MAY BE AMENDED
FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE CORPORATION), WHICH CONTAINS RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES EVIDENCED HEREBY, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDERS' AGREEMENT.

                                  CERTIFICATE

For___________________ Shares       From whom transferred                                Received Certificate No.____
Issued to____________________       ____________________________                         For _________________ Shares
Dated _______________________       Dated ______________________                         on__________________________
                                                                                         ____________________________
                                    NO. ORIGINAL   NO. OF ORIGINAL   NO. OF SHARES       ____________________________
                                    CERTIFICATE        SHARES         TRANSFERRED

   No.                ORGANIZED UNDER THE LAWS OF                 SHARES
                        THE STATE OF DELAWARE

                                BRIGHTSTAR CORP.

      50,000,000 Shares Common Stock, $0.0001 Par Value

This Certificate that _____________________________________ is hereby issued
_________________________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certification properly endorsed.

[ILLEGIBLE]

___________________________                          __________________________
        SECRETARY                                           PRESIDENT

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      For Value Received, ______ hereby sell, assign and transfer [ILLEGIBLE]______________________________________________________________
_________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________[ILLEGIBLE]
to transfer the said shares on the books of the within named Corporation with full power of substitution the premises.

Dated  _________________ _____
            In presence of

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH THE RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS."

"THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE STOCKHOLDERS' AGREEMENT OF THE CORPORATION DATED DECEMBER _________, 2003, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE CORPORATION), WHICH CONTAINS RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES EVIDENCED HEREBY, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDERS' AGREEMENT."

                                       C-1